UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware
(State or other jurisdiction of incorporation or organization)

6199
(Primary Standard Industrial Classification Code Number)

101 Second Street, 15th Floor
San Francisco, CA  94105
(415) 593-5400
 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400
Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2014, Nigel Morris, was elected to the board of directors (the “Board”) of Prosper Marketplace, Inc. (“PMI”).  Mr. Morris is managing partner of QED Investors, an affiliate of a stockholder of PMI.  Mr. Morris previously served as a director of PMI from December 2009 to January 2013.  As consideration for Mr. Morris’ service on the Board, PMI has agreed to issue a Common Stock Purchase Warrant to purchase 75,000 shares of its common stock at the fair market value of such common stock on the date of issuance to an entity affiliated with QED Investors (the “Warrant”). Issuance of the Warrant is subject to Board approval, and exercise of the Warrant will be subject to the terms and conditions set forth therein.

On May 1, 2014, David R. Golob and Aaron Vermut were also elected to the Board.  Mr. Golob is a Partner at Francisco Partners, a stockholder of PMI.  Mr. Vermut, also a stockholder of PMI, has served as Chief Executive Officer of PMI since March 2014.  He served as PMI’s President from July 2013 to March 2014, and as PMI’s Acting President from April 2013 to July 2013.    Mr. Golob will not be compensated for his service on the Board and there were no changes to the compensation arrangements between PMI and Mr. Vermut in connection with his appointment to the Board.

It has not been determined whether Mr. Morris, Mr. Golob or Mr. Vermut will serve on any committees of the Board.

Each of Mr. Morris and Mr. Golob has entered into PMI’s standard indemnification agreement for officers and directors.  The indemnification agreement requires PMI, among other things, to indemnify its directors and officers against certain liabilities that may arise in connection with their status or service as a director or officer, subject to the terms contained in the agreement.  The foregoing description is qualified in its entirety by the description of the standard indemnification agreement included in Part III, Item 10 of PMI’s 10-K for the fiscal year ended December 31, 2013, which was filed with the Securities and Exchange Commission on March 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: June 13, 2014	By	/s/ Sachin Adarkar
Sachin Adarkar
General Counsel & Secretary

Prosper Funding LLC

Date: June 13, 2014	By	/s/ Sachin Adarkar
Sachin Adarkar
Secretary